SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (date of earliest event reported): December 18, 2000


                          HOMECOM COMMUNICATIONS, INC.
                          ----------------------------
             (Exact Name of Registrant as Specified in its Charter)


          Delaware                      0-29204                  58-2153309
          --------                      -------                  ----------
(State or Other Jurisdiction of       (Commission             (I.R.S. Employer
Incorporation or Organization         file Number)           Identification No.)

3535 Piedmont Road, Building 14, Atlanta, Georgia                  30305
-------------------------------------------------                  -----
    (Address of Principal Executive Offices)                     (Zip Code)

Registrant's telephone number, including area code: (404) 237-4646

ITEM 5. Other Events

     On December 18, 2000 James Wm. Ellsworth resigned from the Board of Directors of HomeCom Communications, Inc. Mr. Ellsworth's letter of resignation did not state a reason for resignation.


ITEM 7. Financial Statements and Exhibits

(a)         Exhibits

Exhibit     Description

17.1        Resignation Letter


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1943, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         HOMECOM COMMUNICATIONS, INC.
                                         (Registrant)

Date: December 20, 2000                  By: /s/ Harvey Sax
                                         ----------------------------
                                         Harvey Sax, President and
                                         Chief Executive Officer
                                         (Principal Executive Officer)



                                  Exhibit Index


Exhibit    Description
-------    -----------

17.1       Resignation Letter